UBS WARBURG LLC                                                          CMOPROJ
Fixed Income Research                                  6:19:34 pm March 17, 2003
CMOPROJ.558                CMF03S02A 30 YEAR 4.9     Chris Hackel chackel@jacana
                                                                          PAGE 1

---------------------------------------------------------------------------------------------------------
BOND          BALANCE     COUPON     DELAY     FACTOR     INDEX     VALUE     RESET     MULTIPLIER   CAP
 A1     162,799,667.00  5.00000      24       1.000000              -1.000     -           -          -
---------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
FLOOR   CURRENT     SETTLE     DEAL        WAC     WAM       PRICING      DURATION
        COUPON      DATE                                      SPEED        @PX
  -     5.0000     03/31/03    30 YEAR    5.69     178.00    300.0PSA       100:30
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    PRICE     PSA      PSA           PSA    PSA       PSA         PSA       PSA       PSA      PSA
              50       100           200    325       400         500       600       700      800
-----------------------------------------------------------------------------------------------------
    100:14    4.918    4.903         4.873  4.833     4.809       4.776     4.744     4.713    4.681
    100:15    4.912    4.897         4.866  4.824     4.799       4.765     4.732     4.699    4.667
    100:16    4.907    4.891         4.859  4.816     4.789       4.754     4.720     4.686    4.652
    100:17    4.902    4.886         4.851  4.807     4.780       4.743     4.708     4.672    4.638
    100:18    4.896    4.880         4.844  4.798     4.770       4.733     4.695     4.659    4.623
    100:19    4.891    4.874         4.837  4.790     4.760       4.722     4.683     4.645    4.608
    100:20    4.886    4.868         4.830  4.781     4.751       4.711     4.671     4.632    4.594
    100:21    4.881    4.862         4.823  4.772     4.741       4.700     4.659     4.619    4.579

    100:22    4.875    4.856         4.816  4.764     4.732       4.689     4.647     4.605    4.564
    100:23    4.870    4.850         4.809  4.755     4.722       4.678     4.635     4.592    4.550
    100:24    4.865    4.844         4.802  4.746     4.712       4.667     4.623     4.578    4.535
    100:25    4.859    4.839         4.795  4.738     4.703       4.656     4.610     4.565    4.521
    100:26    4.854    4.833         4.788  4.729     4.693       4.646     4.598     4.552    4.506
    100:27    4.849    4.827         4.781  4.720     4.684       4.635     4.586     4.538    4.491
    100:28    4.843    4.821         4.774  4.712     4.674       4.624     4.574     4.525    4.477
    100:29    4.838    4.815         4.767  4.703     4.665       4.613     4.562     4.512    4.462

    100:30    4.833    4.809         4.760  4.695     4.655       4.602     4.550     4.498    4.448
    100:31    4.828    4.803         4.752  4.686     4.645       4.591     4.538     4.485    4.433
    101:00    4.822    4.797         4.745  4.677     4.636       4.581     4.526     4.472    4.419
    101:01    4.817    4.792         4.738  4.669     4.626       4.570     4.514     4.458    4.404
    101:02    4.812    4.786         4.731  4.660     4.617       4.559     4.502     4.445    4.390
    101:03    4.806    4.780         4.724  4.652     4.607       4.548     4.489     4.432    4.375
    101:04    4.801    4.774         4.717  4.643     4.598       4.537     4.477     4.418    4.361
    101:05    4.796    4.768         4.710  4.635     4.588       4.527     4.465     4.405    4.346

    101:06    4.791    4.762         4.703  4.626     4.579       4.516     4.453     4.392    4.332
    101:07    4.785    4.757         4.696  4.617     4.569       4.505     4.441     4.379    4.317
    101:08    4.780    4.751         4.689  4.609     4.560       4.494     4.429     4.365    4.303
    101:09    4.775    4.745         4.682  4.600     4.550       4.483     4.417     4.352    4.288
    101:10    4.770    4.739         4.675  4.592     4.541       4.473     4.405     4.339    4.274
    101:11    4.764    4.733         4.668  4.583     4.531       4.462     4.393     4.326    4.259
    101:12    4.759    4.728         4.661  4.575     4.522       4.451     4.381     4.312    4.245
    101:13    4.754    4.722         4.654  4.566     4.512       4.440     4.369     4.299    4.230
-----------------------------------------------------------------------------------------------------
    AVG LIFE  7.465    6.626         5.333  4.225     3.742       3.243     2.862     2.565    2.327
    DURATION  5.831    5.266         4.375  3.582     3.225       2.847     2.550     2.312    2.119
    FIRST PAY 4/03     4/03          4/03   4/03      4/03        4/03      4/03      4/03     4/03
    LAST PAY  1/18     1/18          1/18   1/18      1/18        1/18      1/18      1/18     1/18
-----------------------------------------------------------------------------------------------------

This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS WARBURG LLC                                                          CMOPROJ
Fixed Income Research                                  6:19:47 pm March 17, 2003
CMOPROJ.558                CMF03S02A 30 YEAR 4.9     Chris Hackel chackel@jacana
                                                                          PAGE 1

---------------------------------------------------------------------------------------------------------
BOND          BALANCE     COUPON     DELAY     FACTOR     INDEX     VALUE     RESET     MULTIPLIER   CAP
 A2     8,333,333.00    8.00000      24       1.000000              -1.000     -           -          -
---------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
FLOOR   CURRENT     SETTLE     DEAL        WAC     WAM       PRICING      DURATION
        COUPON      DATE                                      SPEED        @PX
-     8.0000      03/31/03    30 year      5.69   178.00    300.0PSA       109:00
-----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
PRICE        PSA      PSA       PSA       PSA       PSA       PSA      PSA       PSA       PSA
             50       100       200       325       400       500      600       700       800
-------------------------------------------------------------------------------------------------
108:16       6.462    6.301     5.966     5.532     5.269     4.917    4.569     4.226     3.888
108:17       6.456    6.295     5.959     5.524     5.260     4.907    4.558     4.213     3.874
108:18       6.451    6.289     5.952     5.516     5.250     4.897    4.546     4.201     3.861
108:19       6.446    6.283     5.945     5.507     5.241     4.887    4.535     4.188     3.847
108:20       6.440    6.277     5.938     5.499     5.232     4.876    4.523     4.176     3.834
108:21       6.435    6.271     5.931     5.491     5.223     4.866    4.512     4.163     3.820
108:22       6.429    6.265     5.924     5.482     5.214     4.856    4.501     4.151     3.806
108:23       6.424    6.260     5.917     5.474     5.205     4.845    4.489     4.138     3.793

108:24       6.419    6.254     5.910     5.466     5.196     4.835    4.478     4.126     3.779
108:25       6.413    6.248     5.904     5.458     5.186     4.825    4.467     4.113     3.766
108:26       6.408    6.242     5.897     5.449     5.177     4.815    4.455     4.101     3.752
108:27       6.403    6.236     5.890     5.441     5.168     4.804    4.444     4.088     3.738
108:28       6.397    6.230     5.883     5.433     5.159     4.794    4.432     4.076     3.725
108:29       6.392    6.224     5.876     5.424     5.150     4.784    4.421     4.063     3.711
108:30       6.387    6.219     5.869     5.416     5.141     4.774    4.410     4.051     3.698
108:31       6.381    6.213     5.862     5.408     5.132     4.764    4.398     4.038     3.684

109:00       6.376    6.207     5.855     5.400     5.123     4.753    4.387     4.026     3.671
109:01       6.371    6.201     5.848     5.391     5.113     4.743    4.376     4.013     3.657
109:02       6.365    6.195     5.841     5.383     5.104     4.733    4.364     4.001     3.644
109:03       6.360    6.189     5.834     5.375     5.095     4.723    4.353     3.989     3.630
109:04       6.355    6.183     5.828     5.367     5.086     4.712    4.342     3.976     3.617
109:05       6.349    6.178     5.821     5.358     5.077     4.702    4.330     3.964     3.603
109:06       6.344    6.172     5.814     5.350     5.068     4.692    4.319     3.951     3.590
109:07       6.339    6.166     5.807     5.342     5.059     4.682    4.308     3.939     3.576

109:08       6.333    6.160     5.800     5.334     5.050     4.672    4.297     3.927     3.563
109:09       6.328    6.154     5.793     5.325     5.041     4.662    4.285     3.914     3.549
109:10       6.323    6.148     5.786     5.317     5.032     4.651    4.274     3.902     3.536
109:11       6.317    6.143     5.779     5.309     5.023     4.641    4.263     3.889     3.522
109:12       6.312    6.137     5.773     5.301     5.014     4.631    4.251     3.877     3.509
109:13       6.307    6.131     5.766     5.292     5.005     4.621    4.240     3.865     3.495
109:14       6.301    6.125     5.759     5.284     4.996     4.611    4.229     3.852     3.482
109:15       6.296    6.119     5.752     5.276     4.987     4.601    4.218     3.840     3.469
-------------------------------------------------------------------------------------------------
AVG LIFE     7.465    6.626     5.333     4.225     3.742     3.243    2.862     2.565     2.327
DURATION     5.330    4.872     4.131     3.448     3.131     2.788    2.514     2.291     2.106
FIRST PAY    4/03     4/03      4/03      4/03      4/03      4/03     4/03      4/03      4/03
LAST PAY     1/18     1/18      1/18      1/18      1/18      1/18     1/18      1/18      1/18
-------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS WARBURG LLC                                                          CMOPROJ
Fixed Income Research                                  6:19:52 pm March 17, 2003
CMOPROJ.558                CMF03S02A 30 YEAR 4.9     Chris Hackel chackel@jacana
                                                                          PAGE 1


---------------------------------------------------------------------------------------------------------
BOND          BALANCE     COUPON     DELAY     FACTOR     INDEX     VALUE     RESET     MULTIPLIER   CAP
A3       50,000,000.00   4.50000      24     1.000000               -1.0000      -         -          -

---------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
FLOOR   CURRENT     SETTLE     DEAL        WAC     WAM       PRICING      DURATION
        COUPON      DATE                                      SPEED        @PX
-      4.5000     03/31/03   30 year      5.69    178.00     300.0PSA      99:23

-----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
PRICE        PSA      PSA       PSA       PSA       PSA       PSA      PSA       PSA       PSA
             50       100       200       325       400       500      600       700       800
-------------------------------------------------------------------------------------------------
99:07        4.622    4.630     4.649     4.673     4.687     4.707    4.726     4.745     4.764
99:08        4.616    4.624     4.642     4.664     4.678     4.696    4.714     4.732     4.749
99:09        4.611    4.619     4.634     4.655     4.668     4.685    4.702     4.718     4.734
99:10        4.606    4.613     4.627     4.647     4.658     4.674    4.689     4.705     4.719
99:11        4.600    4.607     4.620     4.638     4.649     4.663    4.677     4.691     4.705
99:12        4.595    4.601     4.613     4.629     4.639     4.652    4.665     4.677     4.690
99:13        4.590    4.595     4.606     4.620     4.629     4.641    4.652     4.664     4.675
99:14        4.585    4.589     4.599     4.612     4.620     4.630    4.640     4.650     4.660

99:15        4.579    4.583     4.592     4.603     4.610     4.619    4.628     4.637     4.646
99:16        4.574    4.577     4.585     4.594     4.600     4.608    4.616     4.623     4.631
99:17        4.569    4.572     4.578     4.586     4.591     4.597    4.603     4.610     4.616
99:18        4.563    4.566     4.571     4.577     4.581     4.586    4.591     4.596     4.601
99:19        4.558    4.560     4.564     4.568     4.571     4.575    4.579     4.583     4.587
99:20        4.553    4.554     4.557     4.560     4.562     4.564    4.567     4.569     4.572
99:21        4.548    4.548     4.549     4.551     4.552     4.553    4.555     4.556     4.557
99:22        4.542    4.542     4.542     4.542     4.542     4.542    4.542     4.542     4.542

99:23        4.537    4.537     4.535     4.534     4.533     4.531    4.530     4.529     4.528
99:24        4.532    4.531     4.528     4.525     4.523     4.521    4.518     4.515     4.513
99:25        4.527    4.525     4.521     4.516     4.514     4.510    4.506     4.502     4.498
99:26        4.521    4.519     4.514     4.508     4.504     4.499    4.494     4.489     4.484
99:27        4.516    4.513     4.507     4.499     4.494     4.488    4.481     4.475     4.469
99:28        4.511    4.507     4.500     4.491     4.485     4.477    4.469     4.462     4.454
99:29        4.506    4.502     4.493     4.482     4.475     4.466    4.457     4.448     4.440
99:30        4.500    4.496     4.486     4.473     4.466     4.455    4.445     4.435     4.425

99:31        4.495    4.490     4.479     4.465     4.456     4.444    4.433     4.421     4.410
100:00       4.490    4.484     4.472     4.456     4.446     4.433    4.421     4.408     4.396
100:01       4.485    4.478     4.465     4.447     4.437     4.423    4.408     4.395     4.381
100:02       4.479    4.472     4.458     4.439     4.427     4.412    4.396     4.381     4.366
100:03       4.474    4.467     4.451     4.430     4.418     4.401    4.384     4.368     4.352
100:04       4.469    4.461     4.444     4.422     4.408     4.390    4.372     4.354     4.337
100:05       4.464    4.455     4.437     4.413     4.399     4.379    4.360     4.341     4.322
100:06       4.458    4.449     4.430     4.405     4.389     4.368    4.348     4.328     4.308
-------------------------------------------------------------------------------------------------
AVG LIFE     7.465    6.626     5.333     4.225     3.742     3.243    2.862     2.565     2.327
DURATION     5.933    5.346     4.425     3.611     3.246     2.860    2.559     2.318     2.123
FIRST PAY    4/03     4/03      4/03      4/03      4/03      4/03     4/03      4/03      4/03
LAST PAY     1/18     1/18      1/18      1/18      1/18      1/18     1/18      1/18      1/18
-------------------------------------------------------------------------------------------------


This report has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. This report is based on information obtained from sources believed to be reliable but no independent verification has been made, nor is its accuracy or completeness guaranteed. This report is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. Opinions expressed herein are subject to change without notice and the division, group, subsidiary or affiliate of UBS AG ("UBS") which produced this report is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS and/or its directors, officers and employees may take positions in, and may make purchases and/or sales as principal or agent or UBS may act as market-maker in the securities or related financial instruments discussed herein. UBS may provide corporate finance and other services to and/or serve as directors of the companies referred to in this report. UBS accepts no liability for any loss or damage of any kind arising out of the use of this report. UK: This report has been issued by UBS Warburg Ltd., a subsidiary of UBS AG, regulated in the UK by the Securities and Futures Authority, for distribution in the United Kingdom to persons who are not UK private customers. US: This report is being distributed to US persons by either (i) UBS Warburg LLC, a subsidiary of UBS AG; or (ii) UBS PaineWebber Incorporated, an indirect subsidiary of UBS AG; or (iii) by a division, group or affiliate of UBS AG that is not registered as a US broker-dealer (a "non-US affiliate"), to major US institutional investors only. UBS Warburg LLC or UBS PaineWebber Incorporated accepts responsibility for the content of a report prepared by another non-US affiliate when distributed to US persons by UBS Warburg LLC or UBS PaineWebber Incorporated, as identified herein. Canada: UBS Bunting Warburg Inc. will provide upon request a statement of its financial condition and a list of its directors and senior officers. For transactions, please contact your local sales representative. Additional information will be made available upon request.

(C) 2003. All rights reserved. This report may not be reproduced or distributed in any manner without the permission of UBS.

UBS WARBURG LLC                                                          CMOPROJ
Fixed Income Research                                  6:19:52 pm March 17, 2003
CMOPROJ.558                CMF03S02A 30 YEAR 4.9     Chris Hackel chackel@jacana
                                                                          PAGE 1


---------------------------------------------------------------------------------------------------------
BOND          BALANCE     COUPON     DELAY     FACTOR     INDEX     VALUE     RESET     MULTIPLIER   CAP
A4       1,000,000.00    5.00000       24    1.000000               -1.0000     -          -          -
---------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
FLOOR   CURRENT     SETTLE     DEAL        WAC     WAM       PRICING      DURATION
        COUPON      DATE                                      SPEED        @PX
-       5.0000   03/31/03     30 year     5.69    178.00    300.0PSA    101:09
-----------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
PRICE        PSA      PSA       PSA       PSA       PSA       PSA      PSA       PSA       PSA
             50       100       200       325       400       500      600       700       800
-------------------------------------------------------------------------------------------------
100:25       4.859    4.839     4.795     4.738     4.703     4.656    4.610     4.565     4.521
100:26       4.854    4.833     4.788     4.729     4.693     4.646    4.598     4.552     4.506
100:27       4.849    4.827     4.781     4.720     4.684     4.635    4.586     4.538     4.491
100:28       4.843    4.821     4.774     4.712     4.674     4.624    4.574     4.525     4.477
100:29       4.838    4.815     4.767     4.703     4.665     4.613    4.562     4.512     4.462
100:30       4.833    4.809     4.760     4.695     4.655     4.602    4.550     4.498     4.448
100:31       4.828    4.803     4.752     4.686     4.645     4.591    4.538     4.485     4.433
101:00       4.822    4.797     4.745     4.677     4.636     4.581    4.526     4.472     4.419
101:01       4.817    4.792     4.738     4.669     4.626     4.570    4.514     4.458     4.404
101:02       4.812    4.786     4.731     4.660     4.617     4.559    4.502     4.445     4.390
101:03       4.806    4.780     4.724     4.652     4.607     4.548    4.489     4.432     4.375
101:04       4.801    4.774     4.717     4.643     4.598     4.537    4.477     4.418     4.361
101:05       4.796    4.768     4.710     4.635     4.588     4.527    4.465     4.405     4.346
101:06       4.791    4.762     4.703     4.626     4.579     4.516    4.453     4.392     4.332
101:07       4.785    4.757     4.696     4.617     4.569     4.505    4.441     4.379     4.317
101:08       4.780    4.751     4.689     4.609     4.560     4.494    4.429     4.365     4.303
101:09       4.775    4.745     4.682     4.600     4.550     4.483    4.417     4.352     4.288
101:10       4.770    4.739     4.675     4.592     4.541     4.473    4.405     4.339     4.274
101:11       4.764    4.733     4.668     4.583     4.531     4.462    4.393     4.326     4.259
101:12       4.759    4.728     4.661     4.575     4.522     4.451    4.381     4.312     4.245
101:13       4.754    4.722     4.654     4.566     4.512     4.440    4.369     4.299     4.230
101:14       4.749    4.716     4.647     4.558     4.503     4.430    4.357     4.286     4.216
101:15       4.743    4.710     4.640     4.549     4.493     4.419    4.345     4.273     4.201
101:16       4.738    4.704     4.633     4.540     4.484     4.408    4.333     4.259     4.187
101:17       4.733    4.698     4.626     4.532     4.474     4.397    4.321     4.246     4.173
101:18       4.728    4.693     4.619     4.523     4.465     4.387    4.309     4.233     4.158
101:19       4.722    4.687     4.612     4.515     4.455     4.376    4.297     4.220     4.144
101:20       4.717    4.681     4.605     4.506     4.446     4.365    4.285     4.207     4.129
101:21       4.712    4.675     4.598     4.498     4.437     4.355    4.273     4.193     4.115
101:22       4.707    4.669     4.591     4.489     4.427     4.344    4.261     4.180     4.101
101:23       4.701    4.664     4.584     4.481     4.418     4.333    4.250     4.167     4.086
101:24       4.696    4.658     4.578     4.472     4.408     4.323    4.238     4.154     4.072
-------------------------------------------------------------------------------------------------
AVG LIFE     7.465    6.626     5.333     4.225     3.742     3.243    2.862     2.565     2.327
DURATION     5.842    5.277     4.385     3.591     3.233     2.854    2.556     2.318     2.123
FIRST PAY    4/03     4/03      4/03      4/03      4/03      4/03     4/03      4/03      4/03
LAST PAY     1/18     1/18      1/18      1/18      1/18      1/18     1/18      1/18      1/18
-------------------------------------------------------------------------------------------------



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